SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 2nd, 2005.

TELESIS TECHNOLOGY CORPORATION.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-51008                                      04-3684840

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(Commission File Number)              (IRS Employer Identification No.)

1611 12th Street East, Unit A

Palmetto, Florida 34221

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(Address of Principal Executive Offices) (Zip Code)

(941)795-7441

(Registrant's Telephone Number, Including Area Code)

N/A

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(Former Name or Former Address, if Changed

Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications

Item 8.01 Other Events.

Press Release Filed as Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description.

99

Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESIS TECHNOLOGY CORPORATION.

By: /s/ Hasit Vibhakar

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        HASIT VIBHAKAR, Chairman, CEO & President

Date: February 2nd, 2005

By: /s/ Erwin Goodwin

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        ERWIN GOODWIN, Chief Financial Officer (CFO)

Date: February 2nd, 2005

Telesis Aerospace Receives New Orders and Backlog totaling $ 722,000 for the month of January, 2005.

Palmetto, Florida - February 2nd, 2005 - Telesis Technology Corporation (OTC: TLST) today announced that Telesis Aerospace, A Division of Telesis Technology Corporation, has received a series of orders totaling $ 722,000 specifically for the repair and maintenance of weapons systems, ground support and equipment spares program as of January, 2005.  Deliveries and performance on these contracts are expected to commence in the first quarter of 2005 and continue through the fourth quarter of 2005.

Mr. Hasit Vibhakar, Chairman, CEO & President of Telesis commented "Telesis Aerospace continues to effectively execute its business plan as evidenced by its record bookings and excellent backlog for January 2005.  We are very encouraged by having a good backlog in the first month of 2005.  We expect very strong operating results in 2005."

Telesis Technology Corporation anticipates releasing earnings for the third quarter of 2004 on February 9th 2005.

About Telesis Technology Corporation

Telesis Technology Corporation designs, develops, tests, manufactures and markets a diverse range of Aerospace & Defense products.  Our products are in worldwide use, supporting communication systems, networks, test systems and applications for the Aerospace & Defense sectors.  Telesis Technology Corporation has several operating divisions with locations in Palmetto, Florida, Superior, Nebraska and Singapore.  Company information can be obtained at http://www.telesistechnology.com

Forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act Reform Act of 1995. In this press release, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including without limitation, the Company's ability to obtain additional financing to implement its business strategy, the delay or failure to properly manage growth and successfully integrate acquired companies and operations, lack of geographic diversification, imposition of new regulatory requirements affecting its business, a downturn in the general economic conditions, and other risks detailed from time to time in the Company's periodic reports filed with the SEC.

Contact:

Investor Relations

Hasit Vibhakar

Telesis Technology Corporation

941-795-7441 ext: 228

ir@telesistechnology.com